Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended January 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(6,790,778)
Unrealized Gain (Loss) on Market Value of Futures	20,618,049
Dividend Income	26,288
Interest Income	897,493
ETF Transaction Fees	1,400
Total Income (Loss)	$14,752,452

Expenses
Management Fees	$316,729
Professional Fees	56,578
Brokerage Commissions	59,869
Non-interested Directors' Fees and Expenses	4,893
Prepaid Insurance Expense	2,813
Total Expenses	$440,882
Net Income (Loss)	$14,311,570

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/19	$463,042,508
Withdrawals (350,000 Shares)	(13,373,265)
Net Income (Loss)	14,311,570

Net Asset Value End of Month	$463,980,813
Net Asset Value Per Share (12,000,000 Shares)	$38.67

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended January 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(732,338)
Unrealized Gain (Loss) on Market Value of Futures	1,319,113
Dividend Income	1,927
Interest Income	19,010
ETF Transaction Fees	700
Total Income (Loss)	$608,412

Expenses
Management Fees	$5,914
Professional Fees	8,324
Brokerage Commissions	646
Non-interested Directors' Fees and Expenses	113
Prepaid Insurance Expense	70
Total Expenses	15,067
Expense Waiver	(7,787)
Net Expenses	$7,280
Net Income (Loss)	$601,132

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/19	$11,504,895
Withdrawals (100,000 Shares)	(1,651,189)
Net Income (Loss)	601,132

Net Asset Value End of Month	$10,454,838
Net Asset Value Per Share (600,000 Shares)	$17.42

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended January 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(7,523,116)
Unrealized Gain (Loss) on Market Value of Futures	21,937,162
Dividend Income	28,215
Interest Income	916,503
ETF Transaction Fees	2,100
Total Income (Loss)	$15,360,864

Expenses
Management Fees	$322,643
Professional Fees	64,902
Brokerage Commissions	60,515
Non-interested Directors' Fees and Expenses	5,006
Prepaid Insurance Expense	2,883
Total Expenses	455,949
Expense Waiver	(7,787)
Net Expenses	$448,162
Net Income (Loss)	$14,912,702

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 1/1/19	$474,547,403
Withdrawals (450,000 Shares)	(15,024,454)
Net Income (Loss)	14,912,702

Net Asset Value End of Month	$474,435,651

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596